ALPS ETF TRUST

Jefferies|TR/J CRB Global Agriculture Equity Index Fund

Jefferies|TR/J CRB Global Industrial Metals Equity Index Fund

SUPPLEMENT DATED DECEMBER 13, 2011

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011, AS SUPPLEMENTED

On December 12, 2011, the Board of Trustees of the ALPS ETF Trust authorized an orderly liquidation of the Jefferies|TR/J CRB Global Agriculture Equity Index Fund and Jefferies|TR/J CRB Global Industrial Metals Equity Index Fund (the “Funds”).  The Funds’ Board of Trustees determined that closing and liquidating the Funds was in the best interests of the Funds and the Funds' shareholders.

From December 16, 2011 through December 27, 2011, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the Funds’ investment objectives and strategies.

The Funds will close to new investors and will discontinue trading on the NYSE Arca, Inc. effective December 22, 2011.  The NYSE Arca will halt trading in the Funds before the open of trading on December 23, 2011.  The effective date of the Funds’ liquidation shall be on or before December 28, 2011 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust.  Shareholders of record remaining on December 28, 2011 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

Shareholders may sell their holdings prior to December 23, 2011, incurring a transaction fee from their broker-dealer.  From December 23, 2011 through December 28, 2011, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Funds.

For additional information regarding the liquidation, shareholders of the Funds may call 877.526.9298.

16886984.2.BUSINESS